--------------------------------------------------------------------------------
SPECIALTY EQUITY
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AllianceBernstein
Utility Income Fund

                               [GRAPHIC OMITTED]

Semi-Annual Report
May 31, 2001

                                                      Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 28, 2001

Dear Shareholder:

This report provides you with the performance, market activity and outlook for AllianceBernstein Utility Income Fund (the "Fund"), formerly Alliance Utility Income Fund, for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

This open-end, diversified investment fund seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.

Investment Results

The following table provides performance data for the Fund and its benchmarks, the New York Stock Exchange (NYSE) Utility Index, Standard & Poor's (S&P) 500 Stock Index and the Lipper Utility Funds Average (the Lipper Average), for the six- and 12-month periods ended May 31, 2001.


INVESTMENT RESULTS*
Periods Ended May 31, 2001

                           -------------------------
                                 Total Returns
                           -------------------------
                           6 Months        12 Months
----------------------------------------------------
AllianceBernstein
Utility Income
Fund
     Class A                 3.76%           11.75%
----------------------------------------------------
     Class B                 3.37%           10.92%
----------------------------------------------------
     Class C                 3.42%           10.97%
----------------------------------------------------

                           -------------------------
                                 Total Returns
                           -------------------------
                           6 Months        12 Months
----------------------------------------------------
NYSE
Utility
Index                       -6.54%          -16.73%
----------------------------------------------------
S&P 500
Stock
Index                       -3.90%          -10.55%
----------------------------------------------------
Lipper Utility
Funds Average                1.38%            2.52%
----------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

      The Lipper Utility Funds Average consists of funds with similar investment objectives to AllianceBernstein Utility Income Fund although the investment policies of funds within the Lipper universe may differ. For the six-


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      and 12-month periods ended May 31, 2001, the Lipper Average consisted of 101 funds and 98 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Fund.

      Additional investment results appear on pages 5 - 8.

For the six- and 12-month periods ended May 31, 2001, the Fund outperformed the NYSE Utility Index, the S&P 500 Stock Index, as well as the Lipper Average. The Fund was able to outperform its benchmarks because of its underweighted positions in telephone utilities and overweighted positions in electrics. Telephone utilities have been hard-hit over the past year due to disappointing earnings, competitive concerns and high capital expenditures. Companies such as SBC Communications, Inc. declined in price by 22% over the period under review. The Fund's portfolio contains a lower proportion of these stocks than the indices. In comparison, the average price of an investor-owned electric utility, as measured by the Philadelphia Exchange Index, was essentially unchanged during the six-month period. The NYSE Utility Index increased by 6.54% during the same time frame, while the S&P 500 Stock Index declined by 3.90%. The performance of the electric utilities over the last six months reflects, in our opinion, a mix of positives and uncertainties, which has resulted in a lack of any significant market momentum.

Investment Outlook

As utilities experience uncertainties related to the energy situation in California and its potential impact in other parts of the country, the generators and merchant energy companies within the electric utility group tend to be under some pressure. Nonetheless, in light of the current weak market overall, the generators and fully integrated utilities with merchant energy exposure appear to have the best earnings profile in the electric sector. Many electric utilities, especially the generation-oriented companies, have relatively strong, predictable near-term visibility, as compared to significant uncertainty related to most other sectors of the economy. In our view, any signs of a slowdown in the U.S. economy will benefit the group as money comes out of more economically sensitive issues.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The Fund continues to hold a significant cash position to take advantage of this potential shift when it occurs. In addition, the Fund continues to maintain an underweight position in telephone utilities because of competitive concerns, and we continue to augment the income characteristics of the Fund with convertible securities of higher growth telecommunication service providers such as cable television companies.

Market Review

On the economic front, gross domestic product (GDP) grew at a 2% annual rate, beating analysts' expectations, and U.S. home sales unexpectedly surged. Despite this good news, a number of weak economic reports hung like clouds over the equity markets. Labor expenses for U.S. businesses accelerated in the first quarter. The number of U.S. workers filing new applications for state unemployment benefits rose to the highest level in five years. Applications for U.S. mortgages fell to the lowest level of the year. U.S. industrial production declined for a seventh consecutive month, and new home sales and durable goods orders fell.

In May, utility stocks came under pressure amid growing uncertainty over corporate earnings in the wake of the California energy crisis. During the period, many of the stocks that had contributed to the impressive returns over the past 12 to 18 months were among the hardest to fall. The sector received little relief from economic data, which were somewhat mixed in May. Important developments during the period included: fear among investors that utility prices would be capped in California; investor worries that near-term earnings projections may have come under pressure; and lingering concerns over inflation on both sides of the Atlantic.

We do not expect the uncertainty surrounding the near-term outlook for utilities to disappear until a meaningful solution is reached concerning the California energy crisis. As a result, stocks in the sector are likely to remain volatile in the weeks ahead. However, given the industry's relatively strong growth prospects, not only in the U.S. but in Europe as well, we believe investors will gravitate toward this sector once the current cloud of uncertainty passes. Improving economic conditions, which may occur in the second half of this year, would also prove beneficial. We expect the outlook for strong earnings in 2001 and 2002 to provide


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

additional impetus to those investors seeking a relatively safe haven in turbulent times.

Thank you for your continued interest in AllianceBernstein Utility Income Fund. We look forward to reporting to you in the future.

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman and President


/s/ Paul C. Rissman
Paul C. Rissman
Senior Vice President


/s/ Annie Tsao
Annie Tsao
Vice President

[PHOTO OMITTED]

John D. Carifa

[PHOTO OMITTED]

Paul Rissman

[PHOTO OMITTED]

Annie Tsao

Portfolio Managers, Paul C. Rissman and Annie Tsao, have over 38 years of combined experience.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 5/31/01

                              [LINE CHART OMITTED]

           AllianceBernstein Utility
                  Income Fund          NYSE Utility Index    S&P 500 Stock Index
                  -----------          ------------------    -------------------
10/31/93*          $ 9,579                  $10,000               $10,000
5/31/94              9,065                    8,557                 9,928
5/31/95              9,940                    8,933                11,930
5/31/96             11,160                   10,291                15,319
5/31/97             11,983                   11,326                19,829
5/31/98             16,288                   15,222                25,907
5/31/99             21,249                   19,399                31,356
5/31/00             22,999                   20,195                34,639
5/31/01             25,701                   16,817                30,985

S&P 500 Stock Index: 30,985
AllianceBernstein Utility Income Fund Class A: 25,701
NYSE Utility Index: 16,817

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Fund Class A shares (from 10/31/93 to 5/31/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

When comparing AllianceBernstein Utility Income Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Utility Income Fund.

* Closest month-end after Fund's Class A share inception date of 10/18/93.

--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR CHART OMITTED]

       AllianceBernstein Utility Income Fund -- Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                           AllianceBernstein
                           Utility Income Fund       NYSE Utility Index
--------------------------------------------------------------------------------
      5/31/94*                  -5.36%                    -14.43%
      5/31/95                    9.65%                      4.40%
      5/31/96                   12.28%                     15.19%
      5/31/97                    7.37%                     10.06%
      5/31/98                   35.93%                     34.40%
      5/31/99                   30.46%                     27.44%
      5/31/00                    8.23%                      4.10%
      5/31/01                   11.75%                    -16.73%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Fund.

* The Fund's return for the period ended 5/31/94 is from the Fund's inception date of 10/18/93. The benchmark's return for the period ended 5/31/94 is from 10/31/93 through 5/31/94.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATES

Class A Shares
10/18/93
Class B Shares
10/18/93
Class C Shares
10/27/93

PORTFOLIO STATISTICS

Net Assets ($mil): $329.1
Median Market Capitalization ($mil): $14,128

SECTOR BREAKDOWN

Utilities
     44.1% Electric & Gas Utility                 [PIE CHART OMITTED]
     22.0% Telephone Utility
      2.6% Miscellaneous
      0.5% Cable
      0.3% Communication Equipment

Energy
      4.9% Miscellaneous
      4.2% Consumer Services
      3.2% Pipelines
      0.1% Domestic Producers
      0.1% Multi-Industry Company

     18.0% Short-Term

SECURITY BREAKDOWN
     75.1% Domestic Equity                        [PIE CHART OMITTED]
      0.5% Domestic Bonds
      5.4% Foreign Equity
      1.0% Foreign Bonds

     18.0% Short-Term

All data as of May 31, 2001. The Fund's sector and security breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
         1 Year                          11.75%                     7.03%
        5 Years                          18.16%                    17.12%
Since Inception*                         13.83%                    13.19%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
         1 Year                          10.92%                     6.92%
        5 Years                          17.31%                    17.31%
Since Inception*                         13.02%                    13.02%

Class C Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
         1 Year                          10.97%                     9.97%
        5 Years                          17.32%                    17.32%
Since Inception*                         13.10%                    13.10%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                         Class A         Class B        Class C
                                          Shares          Shares         Shares
--------------------------------------------------------------------------------
         1 Year                            0.48%           0.18%          3.19%
        5 Years                           15.39%          15.57%         11.99%
Since Inception*                          12.16%          15.58%         12.04%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 10/18/93, Class A, Class B; 10/27/93 Class C.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
May 31, 2001 (unaudited)

                                                                      Percent of
Company                       Country                         Value   Net Assets
--------------------------------------------------------------------------------
AT&T Corp.                    United States            $ 15,431,300       4.7%
--------------------------------------------------------------------------------
Verizon Communications        United States              14,882,999       4.5
--------------------------------------------------------------------------------
SBC Communications, Inc.      United States              13,021,807       4.0
--------------------------------------------------------------------------------
Dynegy, Inc. Cl.A             United States              12,325,000       3.7
--------------------------------------------------------------------------------
BellSouth Corp.               United States              10,835,244       3.3
--------------------------------------------------------------------------------
Nisource, Inc.                United States              10,094,250       3.1
--------------------------------------------------------------------------------
Duke Energy Corp.             United States               9,326,880       2.8
--------------------------------------------------------------------------------
Calpine Corp.                 United States               8,405,650       2.5
--------------------------------------------------------------------------------
Exelon Corp.                  United States               8,082,448       2.5
--------------------------------------------------------------------------------
FPL Group, Inc.               United States               7,211,350       2.2
--------------------------------------------------------------------------------
                                                       $109,616,928      33.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended May 31, 2001 (unaudited)

                              --------------------------------------------------
                                                      Shares*
                              --------------------------------------------------
                                                                       Holdings
Purchases                     Country                 Bought            5/31/01
--------------------------------------------------------------------------------
AES Corp.                     United States           109,500           153,698
--------------------------------------------------------------------------------
AT&T Corp.                    United States           491,000           728,923
--------------------------------------------------------------------------------
Cinergy Corp.                 United States           149,000           149,000
--------------------------------------------------------------------------------
Dynegy, Inc. Cl.A             United States           108,000           250,000
--------------------------------------------------------------------------------
Exelon Corp.                  United States            62,300           119,175
--------------------------------------------------------------------------------
NRG Energy, Inc.              United States           144,500           144,500
--------------------------------------------------------------------------------
SBC Communications, Inc.      United States           132,000           302,481
--------------------------------------------------------------------------------
TECO Energy, Inc.             United States           190,000           190,000
--------------------------------------------------------------------------------
Verizon Communications        United States           171,500           271,340
--------------------------------------------------------------------------------
Vodafone Group Plc (ADR)      United Kingdom          199,900           199,900
--------------------------------------------------------------------------------
                                                                       Holdings
Sales                                                    Sold           5/31/01
--------------------------------------------------------------------------------
MCN Energy Group, Inc.        United States             7,400                -0-
--------------------------------------------------------------------------------
Mirant Corp.                  United States            41,300                -0-
--------------------------------------------------------------------------------
Potomac Electric Power Co.    United States           159,000                -0-
--------------------------------------------------------------------------------

* Adjusted for a stock split and spin-offs.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

Company                                                    Shares          Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-79.8%

UNITED STATES INVESTMENTS-74.4%

Utilities-64.0%
Communication Equipment-0.3%
Lucent Technologies, Inc. ............................    135,600   $  1,068,528
                                                                    ------------
Electric & Gas Utility-42.5%
AES Corp.(a) .........................................    153,698      6,977,889
AGL Resources, Inc. ..................................      9,700        227,950
Allegheny Energy, Inc. ...............................    124,000      6,596,800
American Electric Power Co., Inc. ....................    133,000      6,676,600
Calpine Capital Trust 5.75% cv. preferred stock ......     40,000      6,955,000
Cinergy Corp. ........................................    149,000      5,267,150
Cleco Corp. ..........................................     15,000        348,750
CMS Energy Corp. .....................................     72,200      2,142,174
Constellation Energy Group ...........................     84,000      3,973,200
Dominion Resources, Inc. .............................     96,000      6,364,800
DPL, Inc. ............................................    159,200      4,584,960
DTE Energy Co. .......................................     33,991      1,520,078
Duke Energy Corp. ....................................    204,000      9,326,880
Energy East Corp. ....................................     74,000      1,508,120
Equitable Resources, Inc. ............................     57,200      4,244,240
Exelon Corp. .........................................    119,175      8,082,448
FPL Group, Inc. ......................................    123,800      7,211,350
KeySpan Corp. ........................................     82,100      3,277,432
Mirant Corp. 6.25% cv. preferred stock ...............      6,000        488,640
Montana Power Co. ....................................     76,000        972,800
New Jersey Resources Corp. ...........................     42,900      1,915,056
NIPSCO Industries, Inc. ..............................     15,000        817,200
Nisource, Inc. .......................................    322,500     10,094,250
Northwest Natural Gas Co. ............................      8,400        200,760
NRG Energy, Inc.(a) ..................................    144,500      4,238,185
NSTAR ................................................     60,500      2,557,335
People's Energy Corp. ................................      5,700        224,523
Pinnacle West Capital Corp. ..........................     74,900      3,741,255
Progress Energy, Inc. ................................     83,500      3,552,925
Public Service Enterprise Group, Inc. ................     90,500      4,652,605
Questar Corp. ........................................     11,000        340,890
Reliant Energy, Inc. .................................    120,000      5,529,600
Reliant Resources, Inc.(a) ...........................     14,000        481,600
TECO Energy, Inc. ....................................    190,000      6,099,000
UtiliCorp United, Inc. ...............................    164,100      5,919,087
Wisconsin Energy Corp. ...............................     46,500      1,083,450
Xcel Energy, Inc. ....................................     60,000      1,818,000
                                                                    ------------
                                                                     140,012,982
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Telephone Utility-18.6%
AT&T Corp. ...........................................    728,923   $ 15,431,300
BellSouth Corp. ......................................    262,800     10,835,244
Qwest Communications International, Inc. .............    139,210      5,114,576
SBC Communications, Inc. .............................    302,481     13,021,807
Verizon Communications ...............................    271,340     14,882,999
WorldCom, Inc. .......................................    101,875      1,817,450
                                                                    ------------
                                                                      61,103,376
                                                                    ------------
Miscellaneous-2.6%
Calpine Corp.(a) .....................................    170,500      8,405,650
                                                                    ------------
                                                                     210,590,536
                                                                    ------------
Energy-7.9%
Domestic Producers-0.0%
WGL Holdings, Inc. ...................................      8,900        249,111
                                                                    ------------

Pipelines-3.0%
El Paso Corp. ........................................     70,000      4,263,000
Kinder Morgan, Inc. ..................................     53,000      2,928,250
Williams Cos., Inc. ..................................     67,156      2,645,946
                                                                    ------------
                                                                       9,837,196
                                                                    ------------
Miscellaneous-4.9%
Dynegy, Inc. Cl.A ....................................    250,000     12,325,000
Enron Corp. ..........................................     70,500      3,730,155
                                                                    ------------
                                                                      16,055,155
                                                                    ------------
                                                                      26,141,462
                                                                    ------------

Consumer Services-2.4%
Broadcasting & Cable-2.4%
Cablevision Systems Corp. Cl.A .......................     14,828        842,972
Cablevision Systems Corp.
   Rainbow Media Group(a) ............................      7,414        178,677
Comcast Corp. Cl.A(a) ................................     75,000      3,072,000
Cox Communications, Inc.
   7.00% cv. prefered stock ..........................     40,000      2,260,000
Mediaone Group, Inc.
   Premium Income Exchangeable Notes
   6.25%, due 8/15/01(b) .............................     25,600      1,580,800
                                                                    ------------
                                                                       7,934,449
                                                                    ------------
Multi-Industry Companies-0.1%
Southwest Gas Corp. ..................................     11,100        256,743
                                                                    ------------

Total United States Investments
   (cost $212,854,388) ...............................               244,923,190
                                                                    ------------

FOREIGN INVESTMENTS-5.4%
Australia-0.2%
Telstra Corp., Ltd. ..................................    150,000        488,954
                                                                    ------------


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                     (000)          Value
--------------------------------------------------------------------------------

Canada-1.8%
BCE, Inc. ............................................    235,600   $  5,979,528
                                                                    ------------

Mexico-0.5%
America Movil, SA de C.V Series L (ADR)(a) ...........     31,200        636,168
Telefonos de Mexico, SA Series L (ADR) ...............     31,200      1,076,088
                                                                    ------------
Total Mexico .........................................                 1,712,256
                                                                    ------------

South Korea-0.1%
Korea Electric Power Corp. ...........................      6,890        130,700
                                                                    ------------

United Kingdom-2.8%
Lattice Group Plc ....................................    330,000        631,697
National Grid Group Plc (ADR) ........................     88,000      3,519,120
Vodafone Group Plc (ADR) .............................    199,900      5,175,411
                                                                    ------------
Total United Kingdom .................................                 9,326,228
                                                                    ------------

Total Foreign Investments
   (cost $20,900,289) ................................                17,637,666
                                                                    ------------

Total Common & Preferred Stocks
   (cost $233,754,677) ...............................               262,560,856
                                                                    ------------

CONVERTIBLE BONDS-1.4%
Cable-0.4%
NTL, Inc.
   7.00%, 12/15/08(c) ................................   $  2,000      1,510,000
                                                                    ------------

Telephone Utility-1.0%
Telefonos de Mexico, SA (Mexico)
   4.25%, 6/15/04(a) .................................      2,500      3,162,500
                                                                    ------------

Total Convertible Bonds
   (cost $5,215,111) .................................                 4,672,500
                                                                    ------------

SHORT-TERM INVESTMENT-17.8%
Time Deposit-17.8%
State Street Euro Dollar
   3.50%, 6/01/01
   (amortized cost $58,586,000) ......................     58,586     58,586,000
                                                                    ------------

Total Investments-99.0%
   (cost $297,555,788) ...............................               325,819,356
Other assets less liabilities-1.0% ...................                 3,286,091
                                                                    ------------

Net Assets-100% ......................................              $329,105,447
                                                                    ============

See footnote summary on page 13.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a)   Non-income producing security.
(b) Premium Income Exchangeable note which is convertible to Vodafone Airtouch PLC until 8/15/01 at a rate of 2.0253 shares of Vodafone Airtouch for every share of the exchangeable note.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, this security amounted to $1,510,000 or 0.5% of net assets.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $297,555,788) .....     $ 325,819,356
Cash ........................................................               864
Receivable for capital stock sold ...........................         3,276,997
Dividends and interest receivable ...........................           682,364
                                                                  -------------
Total assets ................................................       329,779,581
                                                                  -------------
Liabilities
Distribution fee payable ....................................           226,362
Advisory fee payable ........................................           204,275
Payable for capital stock redeemed ..........................           131,974
Accrued expenses ............................................           111,523
                                                                  -------------
Total liabilities ...........................................           674,134
                                                                  -------------
Net Assets ..................................................     $ 329,105,447
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      18,833
Additional paid-in capital ..................................       301,473,703
Undistributed net investment income .........................           179,279
Accumulated realized loss on investments and
   foreign currency transactions ............................          (829,681)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ......        28,263,313
                                                                  -------------
                                                                  $ 329,105,447
                                                                  =============
Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
   ($73,682,191 / 4,179,918 shares of capital stock
   issued and outstanding) ..................................            $17.63
Sales charge--4.25% of public offering price ................               .78
                                                                         ------
Maximum offering price ......................................            $18.41
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($201,160,584 / 11,546,935 shares of capital stock
   issued and outstanding) ..................................            $17.42
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($50,320,443 / 2,883,760 shares of capital stock
   issued and outstanding) ..................................            $17.45
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price
   per share ($3,942,229 / 222,641 shares of
   capital stock issued and outstanding) ....................            $17.71
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months ended May 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $21,733) .......................................   $2,808,926
Interest (net of foreign taxes withheld
   of $333) ..........................................    1,521,684   $4,330,610
                                                         ----------
Expenses
Advisory fee .........................................    1,039,003
Distribution fee - Class A ...........................       91,953
Distribution fee - Class B ...........................      852,438
Distribution fee - Class C ...........................      212,620
Transfer agency ......................................      234,387
Administrative .......................................       67,500
Registration .........................................       65,108
Custodian ............................................       53,471
Audit and legal ......................................       37,411
Printing .............................................       30,770
Directors' fees ......................................       12,500
Miscellaneous ........................................        6,963
                                                         ----------
Total expenses .......................................                 2,704,124
                                                                      ----------
Net investment income ................................                 1,626,486
                                                                      ----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ......................................                  (366,387)
Net realized gain on foreign currency
   transactions ......................................                       855
Net change in unrealized
   appreciation/depreciation of:
   Investments .......................................                 7,148,764
   Foreign currency denominated
     assets and liabilities ..........................                       146
                                                                      ----------
Net gain on investments and foreign
   currency transactions .............................                 6,783,378
                                                                      ----------
Net Increase in Net Assets from
   Operations ........................................                $8,409,864
                                                                      ==========

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                      Ended         Year Ended
                                                   May 31, 2001    November 30,
                                                   (unaudited)         2000
                                                   ------------    ------------

Increase (Decrease) in Net Assets
from Operations
Net investment income ..........................   $  1,626,486    $ 13,395,289
Net realized loss on investments and
   foreign currency transactions ...............       (365,532)       (491,746)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ..........      7,148,910       6,875,038
                                                   ------------    ------------
Net increase in net assets from operations .....      8,409,864      19,778,581
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A .....................................     (2,821,733)       (701,794)
   Class B .....................................     (7,719,975)     (1,460,372)
   Class C .....................................     (1,951,128)       (355,478)
   Advisor Class ...............................       (117,091)        (24,432)
Net realized gain on investments
   Class A .....................................             -0-     (1,644,969)
   Class B .....................................             -0-     (4,550,642)
   Class C .....................................             -0-     (1,139,819)
   Advisor Class ...............................             -0-        (82,225)
Capital Stock Transactions
Net increase ...................................    101,889,929      88,812,840
                                                   ------------    ------------
Total increase .................................     97,689,866      98,631,690
Net Assets
Beginning of period ............................    231,415,581     132,783,891
                                                   ------------    ------------
End of period (including undistributed
   net investment income of
   $179,279 and $11,162,720,
   respectively) ...............................   $329,105,447    $231,415,581
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to February 28, 2001, the Fund was known as the Alliance Utility Income Fund, Inc. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

7. Change in Accounting Principles

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the advisory agreement, the Fund paid $67,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $180,835 for the six months ended May 31, 2001.

For the six months ended May 31, 2001, the Fund's expenses were reduced by $4,624 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $36,047 from the sale of Class A shares and $170,710 and $10,511 in contingent deferred sales charges im-


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

posed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended May 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2001 amounted to $134,118, of which $7,520 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $8,297,647 and $1,066,513 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $87,810,209 and $4,811,438, respectively, six months ended May 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the six months ended May 31, 2001.

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $44,635,575 and gross unrealized depreciation of investments was $16,372,007 resulting in net unrealized appreciation of $28,263,568 (excluding foreign currency transactions).

At November 30, 2000, the Fund had a capital loss carryforward of $464,149 which expires in the year 2008.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class con-


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

sists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                 ------------------------------  ---------------------------------
                              Shares                           Amount
                 ------------------------------  ---------------------------------
                 Six Months Ended    Year Ended  Six Months Ended       Year Ended
                     May 31, 2001  November 30,      May 31, 2001     November 30,
                      (unaudited)          2000       (unaudited)             2000
                 -----------------------------------------------------------------
Class A
Shares sold             1,635,291     2,228,341      $ 28,722,415    $ 38,783,317
---------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           140,722       124,970         2,441,090       2,040,637
---------------------------------------------------------------------------------
Shares converted
  from Class B             17,984        36,465           333,004         623,963
---------------------------------------------------------------------------------
Shares redeemed          (528,438)   (1,239,919)       (9,187,306)    (21,438,563)
---------------------------------------------------------------------------------
Net increase            1,265,559     1,149,857      $ 22,309,203    $ 20,009,354
=================================================================================

Class B
Shares sold             4,469,507     4,205,993      $ 77,784,343    $ 72,586,483
---------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           378,167       319,033         6,500,776       5,147,531
---------------------------------------------------------------------------------
Shares converted
  to Class A              (18,184)      (36,731)         (333,004)       (623,963)
---------------------------------------------------------------------------------
Shares redeemed        (1,349,214)   (1,231,124)      (23,125,425)    (20,958,833)
---------------------------------------------------------------------------------
Net increase            3,480,276     3,257,171      $ 60,826,690    $ 56,151,218
=================================================================================

Class C
Shares sold             1,352,639       979,633      $ 23,627,625    $ 16,970,247
---------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            99,917        82,332         1,719,728       1,330,032
---------------------------------------------------------------------------------
Shares redeemed          (499,074)     (356,737)       (8,550,240)     (6,090,005)
---------------------------------------------------------------------------------
Net increase              953,482       705,228      $ 16,797,113    $ 12,210,274
=================================================================================

Advisor Class
Shares sold               141,377        84,314      $  2,495,988    $  1,507,578
---------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             5,330         4,030            92,745          65,625
---------------------------------------------------------------------------------
Shares redeemed           (36,250)      (66,500)         (631,810)     (1,131,209)
---------------------------------------------------------------------------------
Net increase              110,457        21,844      $  1,956,923    $    441,994
=================================================================================


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2001.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                             ---------------------------------------------------------------------------------
                                                                Class A
                             ---------------------------------------------------------------------------------
                             Six Months
                                  Ended
                                May 31,                           Year Ended November 30,
                                   2001        ---------------------------------------------------------------
                            (unaudited)           2000           1999          1998        1997        1996
                            ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .......    $17.90         $16.91         $14.68        $12.48      $10.59      $10.22
                             ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....       .15           1.40            .36(b)        .30(b)      .32(b)      .18(b)
Net realized and unrealized
  gain on investment
  transactions ..............       .50            .85           2.53          2.69        2.04         .65
                             ---------------------------------------------------------------------------------
Net increase in net asset
  value from operations .....       .65           2.25           2.89          2.99        2.36         .83
                             ---------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........      (.92)          (.32)          (.32)         (.32)       (.34)       (.46)
Distributions from net
  realized gains ............        -0-          (.94)          (.34)         (.47)       (.13)         -0-
                             ---------------------------------------------------------------------------------
Total dividends and
  distributions .............      (.92)         (1.26)          (.66)         (.79)       (.47)       (.46)
                             ---------------------------------------------------------------------------------
Net asset value,
  end of period .............    $17.63         $17.90         $16.91        $14.68      $12.48      $10.59
                             =================================================================================
Total Return
Total investment return
  based on net asset value(c)      3.76%         14.14%         20.27%        24.99%      23.10%       8.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $73,682        $52,172        $29,841        $9,793      $4,117      $3,294
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements ..........      1.40%(d)       1.46%          1.50%         1.50%       1.50%       1.50%
  Expenses, before waivers/
    reimbursements ..........      1.40%(d)       1.46%          1.73%         2.48%       3.55%       3.38%
  Net investment income .....      1.73%(d)       8.08%          2.26%         2.23%       2.89%       1.67%
Portfolio turnover rate .....         2%            24%            19%           16%         37%         98%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                              -----------------------------------------------------------------------------------
                                                                    Class B
                              -----------------------------------------------------------------------------------
                              Six Months
                                   Ended
                                 May 31,                           Year Ended November 30,
                                    2001        -----------------------------------------------------------------
                             (unaudited)            2000        1999          1998          1997          1996
                             ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .......     $17.72          $16.80      $14.62        $12.46        $10.57        $10.20
                             ------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) ....        .09            1.30         .25(b)        .21(b)        .25(b)        .10(b)
Net realized and unrealized
  gain on investment
  transactions ..............        .49             .81        2.52          2.67          2.04           .67
                             ------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .....        .58            2.11        2.77          2.88          2.29           .77
                             ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........       (.88)           (.25)       (.25)         (.25)         (.27)         (.40)
Distributions from net
  realized gains ............         -0-           (.94)       (.34)         (.47)         (.13)          -0-
                             ------------------------------------------------------------------------------------
Total dividends and
  distributions .............       (.88)          (1.19)       (.59)         (.72)         (.40)         (.40)
                             ------------------------------------------------------------------------------------
Net asset value,
  end of period .............     $17.42          $17.72      $16.80        $14.62        $12.46        $10.57
                             ====================================================================================
Total Return
Total investment return
  based on net asset value(c)       3.37%          13.32%      19.45%        24.02%        22.35%         7.82%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $201,161        $142,975     $80,806       $35,550       $14,782       $13,561
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements ..........       2.12%(d)        2.18%       2.20%         2.20%         2.20%         2.20%
  Expenses, before waivers/
    reimbursements ..........       2.12%(d)        2.18%       2.44%         3.21%         4.28%         4.08%
  Net investment income .....       1.00%(d)        7.63%       1.55%         1.56%         2.27%          .95%
Portfolio turnover rate .....          2%             24%         19%           16%           37%           98%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                              -----------------------------------------------------------------------------------
                                                                    Class C
                              -----------------------------------------------------------------------------------
                              Six Months
                                   Ended
                                 May 31,                              Year Ended November 30,
                                    2001        -----------------------------------------------------------------
                             (unaudited)            2000         1999          1998          1997          1996
                             ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .......     $17.74          $16.82       $14.65        $12.47        $10.59        $10.22
                             ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....        .09            1.30          .25(b)        .21(b)        .25(b)        .11(b)
Net realized and unrealized
  gain on investment
  transactions ..............        .50             .81         2.51          2.69          2.03           .66
                             ------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .....        .59            2.11         2.76          2.90          2.28           .77
                             ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........       (.88)           (.25)        (.25)         (.25)         (.27)         (.40)
Distributions from net
  realized gains ............         -0-           (.94)        (.34)         (.47)         (.13)           -0-
                             ------------------------------------------------------------------------------------
Total dividends and
  distributions .............       (.88)          (1.19)        (.59)         (.72)         (.40)         (.40)
                             ------------------------------------------------------------------------------------
Net asset value,
  end of period .............     $17.45          $17.74       $16.82        $14.65        $12.47        $10.59
                             ====================================================================================
Total Return
Total investment return based
  on net asset value(c) .....       3.42%          13.30%       19.34%        24.16%        22.21%         7.81%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........    $50,320         $34,253      $20,605        $7,298        $3,413        $3,376
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements ..........       2.11%(d)        2.18%        2.20%         2.20%         2.20%         2.20%
  Expenses, before waivers/
    reimbursements ..........       2.11%(d)        2.18%        2.44%         3.22%         4.28%         4.07%
  Net investment income .....       1.01%(d)        7.64%        1.56%         1.54%         2.27%          .94%
Portfolio turnover rate .....          2%             24%          19%           16%           37%           98%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                               -----------------------------------------------------------------------------
                                                              Advisor Class
                               -----------------------------------------------------------------------------
                               Six Months                                                     October 2,
                                    Ended                                                     1996(e) to
                                  May 31,                  Year Ended November 30,              November
                                     2001       --------------------------------------------         30,
                              (unaudited)           2000        1999        1998        1997        1996
                             -------------------------------------------------------------------------------
Net asset value,
  beginning of period .......      $17.97         $16.95      $14.70      $12.49      $10.59       $9.95
                             -------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....         .17           1.54         .42(b)      .37(b)      .36(b)      .03(b)
Net realized and unrealized
  gain on investment
  transactions ..............         .51            .77        2.52        2.66        2.04         .61
                             -------------------------------------------------------------------------------
Net increase in net asset
  value from operations .....         .68           2.31        2.94        3.03        2.40         .64
                             -------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........        (.94)          (.35)       (.35)       (.35)       (.37)         -0-
Distributions from net
  realized gains ............          -0-          (.94)       (.34)       (.47)       (.13)         -0-
                             -------------------------------------------------------------------------------
Total dividends and
  distributions .............        (.94)         (1.29)       (.69)       (.82)       (.50)         -0-
                             -------------------------------------------------------------------------------
Net asset value,
  end of period .............      $17.71         $17.97      $16.95      $14.70      $12.49      $10.59
                             ===============================================================================
Total Return
Total investment return
  based on net asset value(c)        3.92%         14.49%      20.62%      25.34%      23.57%       6.33%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted) .............      $3,942         $2,016      $1,532        $523         $42         $33
Ratio to average net assets
  of:
  Expenses, net of waivers/
    reimbursements ..........        1.11%(d)       1.17%       1.20%       1.20%       1.20%       1.20%(d)
  Expenses, before waivers/
    reimbursements ..........        1.11%(d)       1.17%       1.41%       2.21%       3.29%       3.48%(d)
  Net investment income .....        2.01%(d)       8.64%       2.55%       2.83%       3.28%       4.02%(d)
Portfolio turnover rate .....           2%            24%         19%         16%         37%         98%

(a)   Based on average shares outstanding.
(b)   Net of fees waived and expenses reimbursed by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.
(e)   Commencement of distribution.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail -- it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

AllianceBernstein Utility Income Fund

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

UIFSR501